TRANSPORTATION MEDIA, INC.
                                CHICAGO, ILLINOIS

                     CONTRACT FOR ADVERTISING DISPLAY SPACE
                         AT CHICAGO AIRPORTS -- (O'HARE)

Contract No.      C-3967-BB                                Date December 7, 1999
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The undersigned hereby authorizes TRANSPORTATION MEDIA, INC. hereinafter referred to as TMI to display the following described advertising for which said Advertiser agrees to pay

the sum of    $4800 gross    $4080 net                                 Per Month
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net in advance during the term of this Contract:

Advertiser     Sales Rep Central
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Commencing January 1                                     2000 For 12 months
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Type of Showing (2) Standard Dioramas                    Size of Display 43"x62"
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Location        1 Baggage Claim 1 Passenger Level
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Copy Changes:
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Service Charges:
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Rental Charges:
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Remarks:
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This contract is executed in duplicate by the undersigned advertiser or agency and accepted by TMI subject to the conditions printed on the reverse side.

Accepted:    December 16     19 99           Sales Rep Central.Com, Inc.
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         TRANSPORTATION MEDIA, INC.                 Advertiser or Agency

By         /s/   [illegible]                 By /s/ Ralph Massetti  -  President
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                                                    Ralph Massetti


710 North Dearborn Street                    Street   4027 E. Sacaton
Chicago, Illinois 60610-3818                       -----------------------------
(312) 642-8200                               City     Phoenix, AZ 85044
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Sales Representative:   Bret Brusse          Telephone     661-286-1333
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Sales Office:   1422 N. 44th St. #111
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                  Phoenix, AZ 85008
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Telephone:   602-685-1558
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